                                                                       EXHIBIT 8
                             JOINT FILING AGREEMENT
            We, the signatories of the Statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.

                                    CII VENTURES II LLC
                                    By:   KKR 1996 Fund L.P.
                                    By:   KKR Associates 1996 L.P., its
                                    General Partner
                                    By:   KKR 1996 GP LLC, its General Partner


                                    By:   /s/ William J. Janetschek
                                          --------------------------------------
                                          Name:  William J. Janetschek
                                          Title: Attorney-in-fact for
                                                 Henry R. Kravis


                                    CII VENTURES LLC
                                    By:   KKR 1996 Fund L.P.
                                    By:   KKR Associates 1996 L.P., its
                                          General Partner
                                    By:   KKR 1996 GP LLC, its General Partner


                                    By:   /s/ William J. Janetschek
                                          --------------------------------------
                                          Name:  William J. Janetschek
                                          Title: Attorney-in-fact for
                                                 Henry R. Kravis


                                    KKR 1996 FUND L.P.
                                    By:   KKR Associates 1996 L.P., its
                                          General Partner
                                    By:   KKR 1996 GP LLC, its General Partner


                                    By:   /s/ William J. Janetschek
                                          --------------------------------------
                                          Name:  William J. Janetschek
                                          Title: Attorney-in-fact for
                                                  Henry R. Kravis

                                    KKR PARTNERS II, L.P.
                                    By:   KKR Associates (Strata) L.P., its
                                          General Partner
                                    By:   Strata LLC, its General Partner


                                    By:   /s/ William J. Janetschek
                                          --------------------------------------
                                          Name:  William J. Janetschek
                                          Title: Attorney-in-fact for
                                                 Henry R. Kravis


                                    KKR ASSOCIATES 1996 L.P.
                                    By:   KKR 1996 GP LLC, its General Partner


                                    By:   /s/ William J. Janetschek
                                          --------------------------------------
                                          Name:  William J. Janetschek
                                          Title: Attorney-in-fact for
                                                 Henry R. Kravis


                                    KKR ASSOCIATES (STRATA) L.P.
                                    By:   Strata LLC, its General Partner


                                    By:   /s/ William J. Janetschek
                                          --------------------------------------
                                          Name:  William J. Janetschek
                                          Title: Attorney-in-fact for
                                                 Henry R. Kravis


                                    KKR 1996 GP LLC


                                    By:   /s/ William J. Janetschek
                                          --------------------------------------
                                          Name:  William J. Janetschek
                                          Title: Attorney-in-fact for
                                                 Henry R. Kravis


                                   STRATA LLC


                                    By:   /s/ William J. Janetschek
                                          --------------------------------------
                                          Name:  William J. Janetschek
                                          Title: Attorney-in-fact for
                                                 Henry R. Kravis



Dated:      October 27, 2000